Exhibit 10.6

AMENDMENT - COMMON STOCK PURCHASE WARRANT

This Amendment to the Common Stock Purchase Warrant identified at the foot of this Amendment (the “Warrant”), is made and entered into this      day of             , 2008, by and between Oxygen Biotherapeutics, Inc., a Delaware corporation and formerly Synthetic Blood International, Inc. (the “Company”), and the Holder of the Warrant whose signature appears at the foot of this Amendment. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Warrant.

Recitals

The Company and Holder agree and acknowledge that the obligation to register the Warrant Shares pursuant to Section 5(f) of the Warrant will divert financial and other resources from the Company’s operations, which is contrary to the Holder’s desire to see long-term growth and development of the Company and an increase in shareholder value. The parties further acknowledge that the obligation to register the Warrant Shares by January 2009 is of nominal value to the Holder in light of the Holder’s interest in the long-term growth of the Company.

Agreement

In consideration of the foregoing Recitals, the Holder, for itself and its successors and assigns, agrees with the Company as follows:

1. Section 2(c) of the Warrant is hereby deleted in its entirety and the following new section 2(c) is inserted in lieu thereof:

c) Cashless Exercise. If at any time after the registration statement contemplated by Section 5(f), below, is declared effective by the Securities and Exchange Commission there is not an effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder for more than 30 consecutive days, then after the expiration of such 30-day period and so long as there remains no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder this Warrant may also be exercised during such period of non-registration by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=	the closing bid price on the Trading Day immediately preceding the date of such election;

(B)	=	the Exercise Price of this Warrant, as adjusted; and

(X)	=	the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

2. Section 5(f) of the Warrant is hereby deleted in its entirety and the following new section 5(f) is inserted in lieu thereof:

f) Registration of Warrant Shares. The Company shall file a registration statement under the Securities Act with the Securities and Exchange Commission (the “Commission”) on or before August 14, 2009, for the purpose of registering for resale the Warrant Shares, and shall use its best efforts to keep such registration statement continuously effective under the Securities Act until all such shares covered by such registration statement have been sold or the Warrant Shares (or the Warrant Shares issuable through exercise under Section 2(c)) may be sold without restriction pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter to such effect. The Holder shall provide to the Company in writing all information reasonably required by the Company to comply with its disclosure obligations in the registration statement imposed by the Securities Act and the regulations promulgated thereunder. The failure of the Holder for any reason to provide such information at least five Business Days prior to the filing of the registration statement covering the Warrant Shares (and five Business Days prior to any pre or post effective amendment to such registration Statement) shall effect a termination of any obligation of the Company to file any registration statement pertaining to the Warrant Shares, the Company shall have no liability to the Holder with respect thereto, and the Holder’s right to exercise this warrant in the manner provided for in Section 2(c) shall be void and unenforceable.

3. Except as specifically provided for herein, all terms of the original Warrant shall remain in full force and effect.

AGREED AND ENTERED INTO this      day of              2008, by the undersigned thereunto duly authorized.

Warrant No.
Print Holder’s Name

Holder Signature

Name:

Title:

Oxygen Biotherapeutics, Inc.

By

Name:

Title:

2